Principal Variable Contracts Funds, Inc.

Supplement dated July 13, 2018
to the Statutory Prospectus dated May 1, 2018
(as supplemented on June 18, 2018)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Add the following new section after Passive Management (Index Funds):

Cash Management
Accounts may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. An Account may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. Government Money Market Fund; lend it to other Accounts pursuant to the Accounts' interfund lending facility; and/or invest in other instruments that those managing the Account’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities.  An Account may also invest uninvested cash in stock index futures contracts or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs, in an attempt to provide returns similar to such Account’s benchmark. For more information, please see “Derivatives” and “Investment Company Securities” below, as well as SALE OF ACCOUNT SHARES.

MANAGEMENT OF THE FUNDS

Delete the Cash Management Program section.

SALE OF ACCOUNT SHARES

Delete the seventh paragraph and replace with the following:
Under normal circumstances, the Accounts expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, an Account will typically borrow money through the Account’s interfund lending facility or through a bank line-of-credit. Accounts may also choose to sell portfolio assets for the purpose of meeting such requests. Each Account further reserves the right to distribute “in kind” securities from the Account’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.